                                                                    Exhibit 10.4

                                                                  EXECUTION COPY




                            INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT
                      dated as of November 28, 2001, among ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the "Borrower"), ADVANCE AUTO PARTS, INC., a Delaware corporation ("Holdings"), each subsidiary of the Borrower listed on Schedule I hereto (the "Guarantors") and JPMORGAN CHASE BANK, a New York banking corporation ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

         Reference is made to (a) the Credit Agreement dated as of November 28, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, the lenders from time to time party thereto (the "Lenders"), Credit Suisse First Boston, as syndication agent, Lehman Commercial Paper Inc., as syndication Agent, and Chase, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Collateral Agent and issuing bank (in such capacity, the "Issuing Bank"), and (b) the Guarantee Agreement dated as of November 28, 2001, among the Guarantors, Holdings and the Collateral Agent (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have agreed to guarantee such Loans and the other Obligations (as defined in the Guarantee Agreement) of the Borrower under the Credit Agreement pursuant to the Guarantee Agreement; certain Guarantors have granted Liens on and security interests in certain of their assets to secure the Obligations. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof.

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                                                                               2

         Accordingly, the Borrower, each Guarantor and the Collateral Agent agree as follows:

         SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Guarantee Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

         SECTION 2. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guarantee Agreement or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrower as provided in
Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 11, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

         SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain

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                                                                               3

liable for the full amount of the obligations of such Guarantor hereunder.

         SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation (other than inchoate indemnification and reimbursement obligations) is outstanding and has not been indefeasibly paid in full in cash, and so long as the LC Exposure has not been reduced to zero, the Issuing Bank has further obligations to issue Letters of Credit under the Credit Agreement or any of the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

         SECTION 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. No Waiver; Amendment. (a) No failure on the part of the Collateral Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Collateral Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrower, the Guarantors and the Collateral Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

         SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in the Guarantee Agreement and addressed as specified therein.

         SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained

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                                                                               4

in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Guarantee Agreement in accordance with such Guarantee Agreement and the Credit Agreement, such Guarantor will cease to have any rights or obligations under this Agreement.

     SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Collateral Agent, the other Secured Parties and each Guarantor and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement or this Agreement or under any of the other Loan Documents is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

     (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

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                                                                               5

     SECTION 11. Additional Guarantors. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary of Holdings which is also a Subsidiary Loan Party that was not in existence or not such a Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming such a Subsidiary. Upon execution and delivery, after the date hereof, by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

                                      ADVANCE STORES COMPANY, INCORPORATED,

                                         by /s/ Eric M. Margolin
                                            --------------------------
                                            Name:
                                            Title:

                                      ADVANCE AUTO PARTS, INC., as a Grantor,

                                         by /s/ Eric M. Margolin
                                            --------------------------
                                            Name:
                                            Title:


                                      EACH GRANTOR LISTED ON SCHEDULE I HERETO,


                                         by /s/ Eric M. Margolin
                                             --------------------------
                                             Name:
                                             Title:


                                      JPMORGAN CHASE BANK, as Collateral Agent,

                                         by /s/ Robert Anastasio
                                            ---------------------------
                                            Name:  Robert Anastasio
                                            Title: Vice President

                                                                      SCHEDULE I
                                                   to the Indemnity, Subrogation
                                                      and Contribution Agreement



Subsidiary Guarantor                                         Address
--------------------                                         -------

LARALEV, INC.                                           103 Foulk Road
                                                        Suite 270
                                                        Wilmington, DE 19899

Advance Trucking Corporation                            5673 Airport Road
                                                        Roanoke, VA 24012

Western Auto Supply Company                             5673 Airport Road
                                                        Roanoke, VA 24012

Western Auto of Puerto Rico, Inc.                       5673 Airport Road
                                                        Roanoke, VA 24012

Western Auto of St. Thomas, Inc.                        5673 Airport Road
                                                        Roanoke, VA 24012

WASCO Insurance Agency, Inc.                            5673 Airport Road
                                                        Roanoke, VA 24012

Advance Merchandising Company,                          5673 Airport Road
Inc.                                                    Roanoke, VA 24012

Advance Aircraft Company, Inc.                          5673 Airport Road
                                                        Roanoke, VA 24012

Discount Auto Parts, Inc.                               4900 Frontage Road South
                                                        Lakeland, FL 33815

DAP Acceptance Corporation                              4900 Frontage Road South
                                                        Lakeland, FL 33815

                                                                      Annex 1 to
                                                  the Indemnity, Subrogation and
                                                          Contribution Agreement

                    SUPPLEMENT NO. [   ] dated as of [         ], to the
               Indemnity, Subrogation and Contribution Agreement dated as of November 28, 2001 (as the same may be amended, supplemented or otherwise modified from time to time, the "Indemnity, Subrogation and Contribution Agreement"), among ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the "Borrower"), ADVANCE AUTO PARTS, INC., a Delaware corporation ("Holdings"), each Subsidiary of the Borrower listed on Schedule I thereto (the "Guarantors"), and JPMORGAN CHASE BANK, a New York banking corporation ("Chase"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

     A. Reference is made to (a) the Credit Agreement dated as of November 28, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Holdings, the lenders from time to time party thereto (the "Lenders"), Credit Suisse First Boston, as syndication agent, Lehman Commercial Paper Inc., as syndication agent, and Chase, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Collateral Agent and issuing bank (in such capacity, the "Issuing Bank"), and (b) the Guarantee Agreement dated as of November 28, 2001, among the Guarantors, Holdings and the Collateral Agent (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement").

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement or the Credit Agreement, as applicable.

     C. The Borrower and the Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary of Holdings which is also a Subsidiary Loan Party that was not in existence or not such a Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Subsidiary. Section 11 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries of Holdings may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of Holdings (the "New

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Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Guarantor agree as follows:

     SECTION 1. In accordance with Section 11 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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                                                                               3

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature.

     SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

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                                                                               4

     IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

                                              [Name Of New Guarantor],

                                               by
                                                 ____________________________
                                                 Name:
                                                 Title:
                                                 Address:

                                              JPMORGAN CHASE BANK, as
                                              Collateral Agent,

                                               by
                                                 ____________________________
                                                 Name:
                                                 Title:

                                                                      SCHEDULE I
                                        to Supplement No.[   ] to the Indemnity,
                                          Subrogation and Contribution Agreement


                                   Guarantors
                                   ----------

Name                         Address
----                         -------